UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   December 13, 2005
                                                   -----------------------------

                                 Six Flags, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            1-13703                             13-3995059
--------------------------------------------------------------------------------
   (Commission File Number)          (IRS Employer Identification No.)

           11501 Northeast Expressway
            Oklahoma City, Oklahoma                    73131
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)          (Zip Code)

                                 (405) 475-2500
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
             ------------------------------------------

           Burke Letter Agreement

           On December 13, 2005, Six Flags, Inc. (the "Company") entered into an agreement (the "Burke Letter Agreement") with Kieran E. Burke pursuant to which Mr. Burke's employment as Chief Executive Officer, President and Chief Operating Officer was terminated as of December 13, 2005. Pursuant to the Burke Letter Agreement, Mr. Burke's employment agreement with the Company, dated as of December 31, 2003 (the "Burke Employment Agreement"), also was terminated (except for certain continuing provisions as specified in the Burke Letter Agreement) and the Burke Letter Agreement governs the mutual rights of the Company and Mr. Burke pending execution of a definitive agreement.

           In connection with the execution of the Burke Letter Agreement and immediately prior to his termination as Chief Executive Officer, President and Chief Operating Officer, the Company granted Mr. Burke, as required by the terms of the Burke Employment Agreement, (1) the 240,000 Subsequent Options (as defined in Section 5(d) of the Burke Employment Agreement) that had not previously been granted, on the terms set forth in Section 5(d) of the Burke Employment Agreement, except that such options were at the time of grant immediately vested and exercisable and expire 90 days from the grant date and
(2) the 80,000 Additional Restricted Shares (as defined in Section 9(a) of the Burke Employment Agreement) that had not previously been granted, on the terms set forth in Section 9 of the Burke Employment Agreement, except that such shares were not subject to the restrictions set forth in Section 9 and the Restriction Period thereunder does not apply. In addition, all Options and Restricted Shares (each, as defined in the Burke Employment Agreement) became fully vested as of December 13, 2005.

           Pursuant to the Burke Letter Agreement, until March 15, 2006, Mr. Burke has agreed to provide such consulting services to the Company as the Company's Chief Executive Officer shall reasonably request. In accordance with the Burke Letter Agreement, on December 14, 2005, the Company paid Mr. Burke a severance payment of $7 million (net of required withholdings) and a bonus payment with respect to the Company's 2005 fiscal year of $2,334,000 (net of required withholdings), which represents the bonus payable pursuant to the Burke Employment Agreement and the formula previously adopted by the Compensation Committee of the Board of Directors of the Company (the "Board") and determined as if the Company's EBIDTA for such fiscal year equals $300 million. In addition, Mr. Burke is entitled to (i) payment of his base salary through December 13, 2005, (ii) amounts earned, accrued or owing but not yet paid under the Burke Employment Agreement, (iii) other or additional benefits in accordance with applicable plans and programs of the Company and (iv) excise tax gross-up payments to the extent applicable, as provided pursuant to Section 10(g) of the Burke Employment Agreement.

           The Burke Letter Agreement also provides that the definitive agreement to be executed by the Company and Mr. Burke will include mutual non-disparagement covenants and provisions pursuant to which (1) the Company releases Mr. Burke from all claims that (a) are based upon a theory of gross negligence or any lesser standard of culpability or (b) arise under the Burke Employment Agreement and (2) Mr. Burke releases the Company and all of its affiliates from all claims for compensation and benefits other than pursuant to the Burke Employment Agreement, as modified by the Burke Letter Agreement, and each other benefit plan or arrangement in which Mr. Burke has participated.

         Dannhauser Letter Agreement

           On December 13, 2005, the Company entered into an agreement (the "Dannhauser Letter Agreement") with James F. Dannhauser pursuant to which Mr. Dannhauser will continue his employment as Chief Financial Officer in accordance with the terms of his employment agreement with the Company, dated as of December 31, 2003 (the "Dannhauser Employment Agreement"), except that either the Company or Mr. Dannhauser may elect to terminate Mr. Dannhauser's employment effective (but not prior to) April 1, 2006 upon no less than 15 days notice. The terms of Mr. Dannhauser's continued employment will be governed by the Dannhauser Employment Agreement, as modified by the Dannhauser Letter Agreement. The Company and Mr. Dannhauser will enter into an appropriate amendment to the Dannhauser Employment Agreement reflecting the terms of the Dannhauser Letter Agreement.

           If Mr. Dannhauser's employment with the Company terminates on April 1, 2006 as described above, the Company will (1) pay to Mr. Dannhauser $5.25 million (net of required withholdings) on April 1, 2006 (or such later date as may be required pursuant to Section 409A of the Internal Revenue Code), (2) continue Mr. Dannhauser's participation in all benefit plans in which he is participating through June 30, 2006, (3) grant to Mr. Dannhauser immediately prior to his termination (a) the 75,000 Subsequent Options (as defined in Section 5(d) of the Dannhauser Employment Agreement) that have not previously been granted, on the terms set forth in Section 5(d) of the Dannhauser Employment Agreement, except that such options shall be immediately vested and exercisable on the date of grant and shall expire 90 days from the grant date and (b) the 25,000 Additional Restricted Shares (as defined in Section 9(a) of the Dannhauser Employment Agreement) that have not previously been granted, on the terms set forth in Section 9 of the Dannhauser Employment Agreement, except that such shares shall not be subject to the restrictions set forth in Section 9 and the Restriction Period thereunder shall not apply, and (4) cause all Options and Restricted Shares (each, as defined in the Dannhauser Employment Agreement) to be fully vested as of April 1, 2006. Such payments and benefits will be in full satisfaction of the Company's obligations to Mr. Dannhauser in connection with such termination under Section 10 of the Dannhauser Employment Agreement, other than (i) payment of Mr. Dannhauser's base salary through the date of such termination, (ii) payment of any amounts earned, accrued or owing but not yet paid under the Dannhauser Employment Agreement, (iii) other or additional benefits in accordance with applicable plans and programs of the Company and
(iv) excise tax gross-up payments to the extent applicable, as provided pursuant to Section 10(g) of the Dannhauser Employment Agreement. The Company will pay to Mr. Dannhauser a bonus in respect of its 2005 fiscal year in accordance with the terms of the Dannhauser Employment Agreement.

           The Dannhauser Letter Agreement also provides that the amendment to the Dannhauser Employment Agreement to be executed by the Company and Mr. Dannhauser will include mutual non-disparagement covenants to be applicable following termination of Mr. Dannhauser's employment and provisions pursuant to which, effective as of the date of Mr. Dannhauser's termination, (1) the Company releases Mr. Dannhauser from all claims that (a) are based upon a theory of gross negligence or any lesser standard of culpability or (b) arise under the Dannhauser Employment Agreement and (2) Mr. Dannhauser releases the Company and all of its affiliates from all claims for compensation and benefits other than pursuant to the Dannhauser Employment Agreement, as modified by the Dannhauser Letter Agreement, and each other benefit plan or arrangement in which Mr. Dannhauser has participated.

Item 1.02   Termination of a Material Definitive Agreement.
            ----------------------------------------------

           Pursuant to and in accordance with the Burke Letter Agreement, the Burke Employment Agreement (except for certain continuing provisions as specified in the Burke Letter Agreement) was terminated on December 13, 2005 (as described in Item 1.01 of this Report).

Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            --------------------------------------------------------------------
            Appointment of Principal Officers.
            ---------------------------------

           As described in Item 1.01 of this Report, on December 13, 2005, the employment of Kieran E. Burke as Chief Executive Officer, President and Chief Operating Officer of the Company was terminated pursuant to and in accordance with the Burke Letter Agreement.

           On December 13, 2005, the Board also appointed Mark Shapiro as President and Chief Executive Officer of the Company. Mr. Shapiro will be paid a base salary of $1,050,000 per year. Additional terms of Mr. Shapiro's employment arrangement with the Company will be determined in the future following receipt of advice and recommendations from an independent executive compensation consulting firm to be retained by the Board's Compensation Committee for such purpose.

           The Board also unanimously voted to add Jack Kemp, Harvey Weinstein and Michael Kassan as directors (the "New Directors"), effective as of December 13, 2005. The New Directors are "continuing directors" under the Company's indentures and other change of control provisions.

           A copy of the press release, dated December 14, 2005, issued by the Company announcing the appointment of Mr. Shapiro as President and Chief Executive Officer of the Company, the termination of Mr. Burke's employment and the election of the New Directors to the Board is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 5.03   Amendment to Articles of Incorporation or Bylaws; Change in Fiscal
            ------------------------------------------------------------------
            Year.
            ----

           On December 13, 2005, in connection with the appointment of the New Directors to the Board, the Board unanimously adopted a resolution amending the first sentence of Section 4.1 of the Company's bylaws, which previously provided that the Board shall consist of 7 directors, to read as follows:

          "Section 4.1. The property and business of the Company shall be managed by its Board of Directors, consisting of ten (10) directors or such other number of directors as may be fixed from time to time by resolution of the entire Board."

           The amendment became effective upon its adoption by the Board.

Item 8.01   Other Events.
            ------------

           On December 14, 2005, the Company announced that the deadline for submission of final bids in its previously announced sale process had passed without any formal bids being received and that the had Board unanimously voted to end the sale process.

           A copy of the press release, dated December 14, 2005, issued by the Company announcing the termination of the sale process is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

           (c) Exhibits

               99.1   Press Release of Six Flags, Inc., dated December 14, 2005.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SIX FLAGS, INC.



                                             By: /s/ James F. Dannhauser
                                                 -------------------------------
                                                 Name:  James F. Dannhauser
                                                 Title: Chief Financial Officer

Date:  December 16, 2005